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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Coldwater Creek Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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COLDWATER CREEK INC.
One Coldwater Creek Drive
Sandpoint, Idaho 83864

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2004

To our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of COLDWATER CREEK INC. (the "Company"), a Delaware corporation, which will be held at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, at 9:30 a.m. Pacific Daylight Savings Time on June 12, 2004 for the following purposes:

  1.
  To elect one director to the Company's Board of Directors (the "Board");

  2.
  To consider and vote upon a proposal to ratify the selection of KPMG LLP as independent public accountants for the Company for the fiscal year ending January 29, 2005; and

  3.
  To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These matters are more fully described in the Proxy Statement accompanying this Notice.

        The Board has fixed the close of business on April 19, 2004 as the record date for determining those stockholders who will be entitled to vote at the meeting.

        Representation of at least a majority of the shares of Common Stock of the Company entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. You may also revoke your proxy by attending the meeting and voting in person.

        Please read the proxy material carefully. Your vote is important, and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

Dennis C. Pence Chairman of the Board of Directors and Secretary

Sandpoint, Idaho
May 10, 2004

Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning the Proxy

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF
COLDWATER CREEK INC.
To Be Held June 12, 2004

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors ("Board") of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company") of proxies to be voted at the 2004 Annual Meeting of Stockholders ("Annual Meeting") which will be held at 9:30 a.m. Pacific Daylight Savings Time on June 12, 2004 at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864 or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). This Proxy Statement and the proxy card were first mailed to stockholders on or about May 10, 2004.

VOTING RIGHTS AND SOLICITATION

        The close of business on April 19, 2004 was the record date for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, 24,227,451 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. All of the shares of the Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each common share so held on the matters to be voted upon.

        Common Stock represented by proxies in the accompanying form which are properly executed and returned to Coldwater Creek will be voted at the Annual Meeting in accordance with the stockholders' instructions contained therein. In the absence of contrary instructions, Common Stock represented by such proxies will be voted FOR the election of the director as described herein under "Proposal 1—Election of Director", and FOR ratification of the selection of accountants as described herein under "Proposal 2—Ratification of Selection of Independent Public Accountants." Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice. If any other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

        Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering to the Company at its principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary, a written notice of revocation or duly executed proxy bearing a later date, or (ii) attending the meeting and voting in person.

        Approval of Proposal 2—Ratification of Selection of Independent Public Accountants shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy. Abstentions are counted in tabulations of the votes cast on Proposal 2—Ratification of Selection of Independent Public Accountants and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether this proposal has been approved. The election of the individual nominee of the Board shall be determined by a plurality of the votes cast. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        The entire cost of soliciting proxies will be borne by Coldwater Creek. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telegraph or special letter by officers and other employees of Coldwater Creek for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Common Stock, and such persons may be reimbursed for their expenses.

PROPOSAL 1
ELECTION OF DIRECTORS

        Each member of the Board is assigned to one of three classes, with one class elected at each successive Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been qualified and elected. Currently, the Board consists of eight directors, five of whom are independent under the requirements of the Nasdaq Stock Market. After nearly seven years on the Board, Michelle Collins, who is one of two Class II directors, will retire from the Board following expiration of her term at this Annual Meeting. Consequently, there is one Class II nominee to the Board who is set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominee for director listed below. Following the Annual Meeting, the size of the Board will be reduced to seven. Proxies may not be voted for a greater number of persons than the number of nominees named below. In the event that any other director is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominee listed below. As of the date of this Proxy Statement, the Board is not aware that the nominee is unable or will decline to serve as a director.

The Board recommends that stockholders vote FOR the nominee listed below.

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age
James R. Alexander	Direct Marketing Catalog Consultant	2000 (previously 1994–1998)	Class II 2007	61

        James R. Alexander has served as a Director since March 2000, as well as a member of the Board's Audit Committee since July 2000, as a member of the Board's Compensation Committee since November 9, 2002 and as Chairman of the Board's Nominating Committee since April 7, 2004. From July 2000 to July 2001, Mr. Alexander also served as a member of the Board's Compensation Committee. Mr. Alexander had previously served as a Director, as well as Chairman of the Board's Compensation Committee, from 1994 to 1998 before having to decline to stand for re-election due to other professional obligations. Mr. Alexander has been an independent catalog consultant for over 20 years, serving a variety of mail order retailers of apparel, gifts and home decor. Mr. Alexander is a joint venture partner in the firm of Tucker Alexander, which is an affiliate of Tucker Capital. Mr. Alexander is President of Alexander & Co., LLC.

Directors Not Standing for Election

        Directors who are not standing for election at this year's Annual Meeting are set forth below.

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age
Ann Pence	Vice-Chairman of the Board of Directors of Coldwater Creek Inc.	1988	Class I 2005	54
Curt Hecker	President and Chief Executive Officer, Intermountain Community Bancorp	1995	Class I 2005	43
Georgia Shonk-Simmons	President and Chief Merchandising Officer of Coldwater Creek Inc.	2001	Class I 2005	53
Dennis C. Pence	Chairman of the Board of Directors, Chief Executive Officer and Secretary of Coldwater Creek Inc.	1988	Class III 2006	54
Robert H. McCall	President, McCall and Landwehr, P.A. (Accounting Firm)	1994	Class III 2006	58
Warren R. Hashagen	Private Investor and Retired Retail Executive	2003	Class III 2006	53

        Ann Pence co-founded the Company in 1984, and served as its Executive Creative Director until September 1, 2002 when she retired. Ms. Pence has served as a Director since the Company's incorporation in 1988, serving as the Board's Vice-Chairman since July 1999 and as its Chairman prior to that. Before co-founding Coldwater Creek, Ms. Pence had an eleven year career in retail advertising, and was employed by Macy's California from 1974 to 1982 where her final position was Copy Director. Dennis Pence and Ann Pence were formerly married to each other.

        Curt Hecker has served as a Director, as well as a member of the Board's Audit Committee, since August 1995. Mr. Hecker has also served as Chairman of the Board's Compensation Committee and as a member of the Board's Executive Committee since July 2001, as well as a member of the Board's Nominating Committee since April 2004. Since October 1997, Mr. Hecker has served as President, Chief Executive Officer and a Board member of publicly held Intermountain Community Bancorp as well as Chief Executive Officer and a Board member of Panhandle State Bank, Intermountain Community Bancorp's wholly-owned subsidiary. From August 1995 to October 2001, Mr. Hecker also served as President of Panhandle State Bank. Prior to joining Panhandle State Bank, Mr. Hecker held various management positions with West One Bank.

        Georgia Shonk-Simmons has served as a Director, as well as the Company's President, since January 1, 2001. Since September 26, 2002, Ms. Shonk-Simmons has served as the Company's Chief Merchandising Officer. From January 1, 2001 to September 25, 2002, Ms. Shonk-Simmons served as the Company's Chief Executive Officer. From April 1999 to December 2000, Ms. Shonk-Simmons served as President of the Company's Catalog & Retail Sales Division. Ms. Shonk-Simmons joined the Company as its Chief Merchant and Vice President of Merchandising in June 1998. From 1994 to 1998, Ms. Shonk-Simmons was Executive Vice President of the Newport News Catalog Division of Spiegel, Inc., a publicly held international retailer. Prior to that, from 1981 to 1994, Ms. Shonk-Simmons held a number of other positions of increasing responsibility with Spiegel, including Vice-President of Merchandising for Spiegel Catalog beginning in 1991. Prior to joining Spiegel, Ms. Shonk-Simmons held various buyer positions with Lytton's, Carson Pirie Scott and Hahne's.

        Dennis C. Pence co-founded Coldwater Creek in 1984 and has served as a Director since its incorporation in 1988, serving as the Board's Chairman since July 1999 and as Vice-Chairman prior to that. Since September 26, 2002 as well as from 1984 through December 2000, Mr. Pence has served as the Company's Chief Executive Officer. From June 4, 2002 to September 25, 2002, he provided his executive management services to the Company. From January 5, 2002 to June 3, 2002, Mr. Pence served as the Company's Interim Chief Financial Officer and Treasurer; he was semi-retired prior to that through all of 2001. Mr. Pence has also served as Chairman of the Board's Executive Committee since its formation on May 20, 2000 and as Secretary since July 1998. From 1984 through 2000, Mr. Pence also served as the Company's President. From April 1999 to December 2000, he was also the President of the Company's Internet Commerce Division. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp. of America, a publicly held manufacturer of audio, video, communication, and information technology products, from 1975 to 1983, where his final position was National Marketing Manager—Consumer Video Products. Since April 2002, Mr. Pence has also served on the board of directors of publicly held Intermountain Community Bancorp, a bank holding company, and its wholly-owned subsidiary, Panhandle State Bank, a community banking institution. Dennis Pence and Ann Pence were formerly married to each other.

        Robert H. McCall, a Certified Public Accountant, has served as a Director since 1994, and as Chairman of the Board's Audit Committee since February 1995. Mr. McCall has also served as a member of the Board's Executive Committee since its formation on May 20, 2000 and as a member of the Board's Nominating Committee since April 2004. From February 1995 to July 2000, Mr. McCall also served as a member of the Board's Compensation Committee. Since 1981, Mr. McCall has been President of McCall & Landwehr, P.A., an accounting firm based in Hayden Lake, Idaho.

        Warren R. Hashagen has served as a Director since September 2003 as well as a member of the Board's Audit Committee since March 2004 and of the Board's Nominating Committee since April 2004. Prior to his retirement in 2001, Mr. Hashagen was Senior Vice President, International of Gap Inc., a position he held since 1999, and was Senior Vice President, Finance and Chief Financial Officer of Gap Inc. between 1995 and 1999. He held various other finance and accounting positions at Gap Inc. from 1982 to 1995, including Senior Vice President, Finance between 1992 and 1995.

BOARD MEETINGS AND COMMITTEES

        The Company's Board held a total of seven meetings during fiscal 2003. Each director attended at least 75% of the total number of Board meetings, with the exception of Ann Pence. In addition, executive sessions of the independent directors without management present were held regularly throughout fiscal 2003 to discuss relevant subjects.

        It is the Company's policy that all directors attend the Company's Annual Meeting of Stockholders, except directors whose terms are expiring at that Annual Meeting and who are not standing for reelection. All directors attended the 2003 Annual Meeting of Stockholders, and it is anticipated that all directors will attend the 2004 Annual Meeting of Stockholders.

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee. The Executive Committee held three meetings during fiscal 2003. Each director attended 100% of the meetings, with the exception of Robert McCall who was unable to attend one of the meetings. The Audit Committee held seven meetings during fiscal 2003 for which there was 100% attendance by its members, with the exception of Curt Hecker who was unable to attend one of the meetings and James R. Alexander who was unable to attend one of the meetings. The Compensation Committee held three meetings during fiscal 2003 for which there was 100% attendance by its members. The Nominating Committee was established in April 2004 and, consequently, did not meet during fiscal 2003.

        Executive Committee.    The Executive Committee meets as necessary between meetings of the Board and is empowered to act in general for the entire Board with the exception of certain matters that by law may not be delegated. The actions taken by the Executive Committee are binding and do not require ratification by the Board to be legally effective. The Executive Committee currently consists of Curt Hecker, Robert H. McCall and Dennis C. Pence (Chairman).

        Audit Committee.    The Audit Committee's responsibilities include the evaluation, appointment and oversight of the independent public accountants, the approval of all audit fees and all other compensation to be paid to the independent public accountants and of any non-audit services performed by the independent public accountants, the evaluation of the independence of the independent public accountaints, the review and approval of the scope of audit activities performed by the independent public accountants, the review of accounting practices and internal controls, the performance of independent director duties and the review of audit results. The Audit Committee currently consists of James R. Alexander, Michelle Collins, Curt Hecker and Robert H. McCall (Chairman), all of whom the Board has determined meet the independence requirements of the Securities and Exchange Commission and the Nasdaq Stock Market. Warren Hashagen joined the audit committee in March of 2004. The Board has determined that Robert H. McCall qualifies as an "audit committee financial expert" within the meaning of the applicable rules of the Securities and Exchange Commission.

        Compensation Committee.    The Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer and reviewing and establishing the compensation structure for the Company's executive officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering the Company's Employee Stock Purchase Plan and 1996 Stock Option/Stock Issuance Plan. The Compensation Committee currently consists of James R. Alexander, Michelle Collins and Curt Hecker (Chairman), all of whom the Board has determined meet the independence requirements of the Nasdaq Stock Market.

        Nominating Committee.    The Company's Board of Directors established a Nominating Committee in April 2004. The principal functions of the Nominating Committee are to identify and evaluate individuals qualified to become Board members, recommend to the Board candidates for election or re-election to, or removal from, the Board, consider and make recommendations to the Board concerning the size and composition of the Board, consider from time to time the Board committee structure and makeup, and recommend to the Board retirement policies and procedures affecting Board members. The Nominating Committee consists of James R. Alexander (Chairman), Warren R. Hashagen, Curt Hecker and Robert H. McCall, all of whom the Board has determined meet the independence requirements of the Nasdaq Stock Market. The Nominating Committee considers Board candidates identified by its members, by other Board members or management, by stockholders and by other external sources, as described below.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

        Stockholder proposals intended to be considered for inclusion in next year's proxy statement for the 2005 Annual Meeting of Stockholders must be received by Coldwater Creek no later than January 10, 2005. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the United States Securities and Exchange Commission and the procedures set forth in the Company's bylaws. For proposals not intended to be submitted for inclusion in next year's proxy statement, but sought to be presented at the next Annual Meeting, the Company's bylaws provide that stockholder proposals, including director nominations, must be received by the Company not later than the close of the 60th day nor earlier than the close of the 90th day prior to the first anniversary of the prior year's annual meeting. The Company has additional requirements for stockholder nominations to the Board, as describe below. In addition, proxies to be solicited by the

Board for the 2005 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company receives notice of such proposal not later than March 26, 2005. All stockholder proposals must be in writing and mailed to the Company's principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary.

        Stockholder Nominations for Director.    Stockholders may recommend candidates for nomination to the Board for consideration by the Nominating Committee by submitting in writing the names and required supporting information described below to the Company's principal executive offices, One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Nominating Committee of the Board of Directors.

        Such recommendation must include the following information:

  •
  information regarding the stockholder making the proposal, including name, address, and number of shares of Coldwater Creek stock beneficially owned by such person;

  •
  a representation that the stockholder or the stockholder's nominee is entitled to vote at the meeting at which directors will be elected, and that the stockholder or the stockholder's designee intends to cast its vote for the election of the director, if nominated;

  •
  the name and business address and residence of the person or persons being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the Security and Exchange Commission's proxy rules, including, but not limited to:

  —
  a copy of the nominee's resumé

  —
  biographical information for the last five years, including directorships and the principal occupation or employment of such person

  —
  date of birth

  —
  a list of references

  —
  a description of any relationship, arrangement or understanding between the stockholder and the nominee and any other person (including names) pursuant to which the nomination is being made

  —
  a description of any direct or indirect relationship, arrangement or understanding between the stockholder or the nominee and the Company

  —
  the consent of each such nominee to be named in the proxy statement and to serve as a director if elected

        Following verification of this information, the Nominating Committee makes an initial analysis of the qualifications of the candidate based on the director qualification criteria for director nominations described below. The Nominating Committee screens and evaluates potential candidates in the same manner regardless of the source of the recommendation.

        Qualification Criteria for Director Nominations.    The Nominating Committee identifies, evaluates and recommends prospective directors to the Board with the goal of creating a balance of knowledge, experience and diversity. Potential candidates will be identified from a number of sources, including current Board members, employees, stockholders and other interested parties, as appropriate. The Nominating Committee is not required to nominate candidates who are recommended by stockholders, employees or other interested parties. Candidates nominated for election or re-election to the Board should possess the following qualifications:

  •
  The highest professional and personal ethics and values, consistent with the image and reputation of the Company.

  •
  High-level leadership experience in business and administrative functions with an ability to understand business problems and evaluate and formulate solutions.

  •
  Industry-related and other special expertise and skills that are relevant to the Company and complementary to the background and experience of other Board members.

  •
  Ability to devote the time necessary to carrying out the duties and responsibilities of Board membership.

  •
  Willingness to be an active, objective and constructive participant at meetings of the Board and its Committees.

  •
  Commitment to serve on the Board over a period of several years to develop knowledge about the Company's business.

  •
  Commitment to enhancing stockholder value and representing the best interests of all stockholders and to objectively evaluating management performance.

  •
  The majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent all stockholders of the Company.

DIRECTOR REMUNERATION

        During fiscal 2003, each non-employee director received an annual retainer fee of $32,000 as well as a $2,000 fee for each Board meeting attended that exceeded one hour in duration and $500 for each meeting that did not exceed one hour in duration. The Audit Committee Chairman received an additional annual retainer of $18,000 and the Compensation Committee Chairman received an additional annual retainer of $8,000. Each non-employee director who served as a committee member received an additional annual retainer of $2,000 as well as a $2,000 fee for each committee meeting attended. Directors were also reimbursed for certain expenses incurred attending Board or committee meetings.

        Under the Automatic Option Grant Program of the 1996 Stock Option/Stock Issuance Plan (the "1996 Plan"), each individual who first becomes a non-employee director, whether through election by the Company's stockholders or appointment by the Board, is automatically granted, at the time of such initial election or appointment, provided such individual has not previously been in the employ of the Company or any of its subsidiary corporations, a non-statutory option to purchase 30,096 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting each individual who is to continue to serve as a non-employee director, Audit Committee Chairman and/or Compensation Committee Chairman, whether or not that individual is standing for re-election to the Board at that particular Annual Stockholders Meeting, will automatically be granted, provided such individual has served as a non-employee director for at least six months, a non-statutory option to purchase 7,500 shares, 7,500 shares and 3,750 shares of the Common Stock, respectively. There is no limit on the number of shares for which any one non-employee director may be granted options over his or her period of Board service.

        Each 30,096-share, 7,500-share and 3,750-share option granted under the Automatic Option Grant Program has an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. Each option granted under the Automatic Option Grant Program will be immediately exercisable for all the shares subject to the option. However, any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each initial 30,096-share automatic option grant will vest in a series of three successive equal annual installments upon the optionee's completion of each year of Board service over the three-year period measured from the grant date. The shares subject to each annual 7,500-share and 3,750-share grant will vest upon the optionee's completion of one year of Board service measured from the grant date. The shares subject to each initial 30,096-share option and each 7,500-share and 3,750-share option will immediately vest in full upon a change in control or upon the optionee's death or disability while serving as a director. Should the optionee cease to serve as a director, the optionee will generally have until the earlier of (a) the two year period following such cessation of service or (b) the expiration date of the option term in which to exercise the option for the number of shares that are vested at the time of such individual's cessation of Board service.

        On July 14, 2003, the date of the Company's 2003 Annual Stockholders Meeting, the non-employee directors, James R. Alexander, Michelle Collins, Curt Hecker and Robert H. McCall, were granted options to purchase 7,500 shares, 7,500 shares, 11,250 shares and 15,000 shares, respectively, of the Common Stock at an exercise price of $9.21 per share pursuant to the Automatic Option Grant Program of the Plan. On September 10, 2003, the Company granted Warren Hashagen an option to purchase 30,096 shares of Common Stock at an exercise price of $12.16 per share in connection with him joining the Board pursuant to the Automatic Option Grant Program of the Plan.

        During fiscal 2003, the Company paid $5,800 on behalf of Robert H. McCall and $5,800 on behalf of James R. Alexander for medical insurance premiums.

CORPORATE GOVERNANCE

Codes of Conduct

        The Company has adopted a Code of Ethics for its principal executive officer, its principal financial officer and its principal accounting officer. A copy of this Code of Ethics is available on the Investor Relations portion of the Company's website at www.coldwatercreek.com. Any future amendments to this Code of Ethics, and any waiver of this Code of Ethics will also be posted on www.coldwatercreek.com.

        The Company has adopted a Code of Business Conduct and Ethics for the members of its Board of Directors. A copy of this Code of Business Conduct and Ethics is available on the Investor Relations portion of the Company's website at www.coldwatercreek.com. Any future amendments to or waivers of this Code of Business Conduct and Ethics will also be posted on www.coldwatercreek.com.

        The Company's Code of Business Conduct applicable to all its employees is also available on the Investor Relations portion of the Company's website at www.coldwatercreek.com. Any future amendments to this Code of Business Conduct will also be posted on www.coldwatercreek.com.

Board Committee Charters

        The Charters of the Audit Committee, the Excutive Committee, the Compensation Committee and the Nominating Committee are available free of charge on the Investor Relations portion of the Company's website at www.coldwatercreek.com. A copy of the Audit Committee Charter is also attached as Appendix A to this Proxy Statement.

Board Independence

        The Board has determined that five of the eight directors who served during fiscal year 2003 are "independent" within the meaning of the Nasdaq Stock Market rules. In addition, the Board has determined that each member of the Board's Audit Committee, Compensation Committee and

Nominating Committee is independent as required by the rules of the Securities and Exchange Commission and the Nasdaq Stock Market.

Stockholder Communications With the Board of Directors

        Stockholders and other interested parties may contact the Board of Directors, or any member of the Board, at the following address:

  Coldwater Creek Board of Directors
  c/o Coldwater Creek Inc.
  One Coldwater Creek Drive
  Sandpoint, ID 83864

        Or by e-mail at BoardofDirectors@thecreek.com

        Information about the procedures for contacting the Board of Directors is available on the Investor Relations portion of the Company's website at www.coldwatercreek.com. Information on the Company's website is not incorporated by reference into this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of the Company's common stock as of March 31, 2004, by:

  •
  each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of the outstanding shares of its common stock;

  •
  each director and nominee for director;

  •
  the Chief Executive Officer and each of the Company's other four most highly compensated executive officers as of the end of fiscal year 2003; and

  •
  all of the Company's current directors and executive officers as a group.

        All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

	Shares Beneficially Owned
Name and Address of Beneficial Owner
	Number	Percent(a)
Dennis Pence(b)(c)	11,938,882	49.29%
Ann Pence(b)(d)	11,938,882	49.29%
Essex Investment Management Company, LLC(e)	1,354,185	5.61%
James R. Alexander(f)	32,070	*
Michelle Collins(g)	64,245	*
Warren Hashagen(h)	30,096	*
Curt Hecker(i)	82,591	*
Robert H. McCall(j)	68,473	*
Georgia Shonk-Simmons(k)	251,885	1.03%
Dan Griesemer(l)	30,000	*
Karen Reed(m)	11,250	*
Melvin Dick(n)	23,250	*
All Directors and Executive Officers as a group (13 persons)(o)	12,538,387	50.57%

*
Less than one percent.

(a)
The information in this table is based upon information furnished to us by each director, executive officer and principal stockholder or contained in filings made by these persons with the SEC. The calculation of the percentage of shares beneficially owned before the offering is based on 24,220,597 shares of our common stock outstanding as of March 31, 2004. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after March 31, 2004, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.

(b)
Dennis Pence and Ann Pence divorced in June 2003. They continue to share voting and dispositive power over the shares each of them hold directly pursuant to an informal agreement. This arrangement may be terminated by either of them at any time.

(c)
Includes (a) 5,806,941 shares owned of record by Ann Pence; (b) 225,000 shares owned of record by the JCP Irrevocable Trust; and (c) 100,000 shares owned of record by the Idaho Clean Air Foundation over which Mr. Pence disclaims beneficial ownership. Mr. Pence is currently the Company's Chairman and Chief Executive Officer. Mr. Pence has been on the Board since 1988 and Chairman since July 1999. His prior positions with the Company include President and Chief Executive Officer from 1988 through 2000, President of the Company's Internet Commerce Division from April 1999 through 2000, and interim Chief Financial Officer and Treasurer from January 5, 2002 to June 3, 2002. Mr. Pence provided executive management services to the Company from June 4, 2002 until he became Chief Executive Officer on September 26, 2002. Address: c/o Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho, 83864.

(d)
Includes (a) 5,806,941 shares owned of record by Dennis Pence; (b) 225,000 shares owned of record by the JCP Irrevocable Trust; and (c) 100,000 shares owned of record by the Idaho Clean Air Foundation over which Ms. Pence disclaims beneficial ownership. Ms. Pence is currently the Company's Vice Chairman. Ms. Pence has been on the Board since 1988 and Vice Chairman since July 1999. Ms. Pence also served as the Company's Executive Creative Director until September 1, 2002 when she retired. Address: c/o Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho, 83864.

(e)
Consists of 1,354,185 shares beneficially owned by Essex Investment Management Company, LLC as reported on Form 13G as of December 31, 2003. Address: 125 High Street, 29th Floor, Boston, Massachusetts 02110.

(f)
Includes 31,125 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(g)
Consists of 64,245 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(h)
Consists of 30,096 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(i)
Includes 71,757 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(j)
Includes 65,474 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(k)
Includes 247,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(l)
Consists of 30,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(m)
Consists of 11,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(n)
Includes 18,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

(o)
Includes 575,447 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2004.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table sets forth certain information concerning compensation earned by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers whose salary and bonus for the 2003 fiscal year was in excess of $100,000 for services rendered in all capacities to the Company and its subsidiaries. The persons named in the table are hereinafter referred to as the "Named Executive Officers."

Summary Compensation Table

		Annual Compensation						Long Term Compensation
Name & Position	Fiscal Year(1)	Salary ($)	Bonus ($)		Other Annual Comp. ($)			Securities Underlying Options (#)	All other compensation ($)
Dennis Pence Chairman of the Board, Chief Executive Officer and Secretary	2003 2002 2001 2000	$600,000 212,753 225,000 282,404	$220,500 — — 154,050		$	— — — —		— — — —	$2,343 1,584 3,899 4,992	(2) (2) (2) (2)
Georgia Shonk-Simmons President and Chief Merchandising Officer	2003 2002 2001 2000	475,000 416,036 425,000 370,473	569,537 251,715 87,500 258,000	(3) (4) (4) (5)		— — — —		— — — —	2,785 2,558 5,482 4,992	(2) (2) (2) (2)
Dan Griesemer Executive Vice President, Retail Stores	2003 2002 2001 2000	270,000 252,572 100,961 —	185,456 129,253 80,000 —	(6) (6) (7)		— — — —		52,500 — 56,250 —	1,038 — 18,335 —	(2) (8)
Melvin Dick Executive Vice President and Chief Financial Officer	2003 2002 2001 2000	300,000 202,634 — —	158,269 25,000 — —	(9)		— — — —		37,500 56,250 — —	1,731 — — —	(2)
Karen Reed(12) Senior Vice President of Marketing	2003 2002 2001 2000	210,000 209,240 214,615 191,496	122,129 20,000 44,143 125,652	(10) (10) (10)		4,673 5,139 6,896 8,243	(11) (11) (11) (11)	— — — —	5,596 5,183 6,981 5,827	(2) (2) (2) (2)

(1)
Fiscal year 2002 in an eleven month transitional period to the new fiscal year ending on the Saturday nearest January 31.

(2)
Represents matching contributions made by the Company to the Named Executive Officers' accounts under the Company's 401(k) Plan.

(3)
Includes $454,037 compensation expense accrued by the Company under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details.

(4)
Represents compensation expense accrued by the Company under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details

(5)
Includes $150,000 compensation expense accrued by the Company under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details.

(6)
Includes $80,456 and $87,255 for compensation expense accrued by the Company for fiscal year 2003 and 2002, respectively, under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details.

(7)
Represents a signing bonus awarded in connection with Mr. Griesemer's acceptance of employment with the Company.

(8)
Represents a relocation allowance awarded in connection with Mr. Griesemer's acceptance of employment with the Company.

(9)
Includes $62,019 compensation expense accrued by the Company under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details.

(10)
Includes $62,019, $29,167 and $50,000 for compensation expense accrued by the Company for fiscal years 2003, 2001, and 2000 respectively, under its deferred compensation bonus program. See "Compensation Committee Report on Executive Compensation" for further details.

(11)
Represents imputed interest on a loan made under the Company's Executive Loan Program.

(12)
Ms. Reed has informed us that she intends to retire from Coldwater Creek during the second quarter of fiscal 2004. Following her retirement, Mr. Pence will assume her responsibilities until a replacement is hired for her position.

        Prior to the enactment of the Sarbanes-Oxley Act ("the Act"), the Company maintained an Executive Loan Program under which the Company made, at its sole discretion and with prior approvals from the Chief Executive Officer and the Compensation Committee, secured long-term loans to key executives other than the Company's founders, Dennis Pence and Ann Pence. The Company's Chief Executive Officer, President and Chief Financial Officer do not have loans under this program. Each loan is secured by the executive's personal net assets, inclusive of all vested stock options in the Company, bears interest at three percent per annum, and becomes due and payable on the earlier of (i) the date ten days before the date on which the vested stock options serving as partial security expire or (ii) ninety days from the date on which the executive's employment with the Company terminates for any reason. At January 31, 2004 the Company had $348,494 in outstanding loans to six current key employees. Outstanding loans to executive officers at January 31, 2004 were as follows: Karen Reed, Senior Vice President of Marketing—$171,306. None of the loans outstanding prior to enactment of the Act has had any of its terms modified.

        During fiscal years 2001, 2002, 2003 and 2004, the Compensation Committee authorized compensation bonus pools that, in aggregate, currently total $3.955 million. These bonus pools serve as additional incentives to retain certain key employees. The Company is accruing the related compensation expense to each employee on a straight-line basis over the retention periods based on the assumption that the performance criteria specified in the agreements will be met. The total compensation and dates to be paid are summarized as follows:

Description	Amount	Dates to be paid(1)
	(in thousands)
Named Executive Officers
Georgia Shonk-Simmons	$1,425	9/1/2005
Dan Griesemer	300	9/1/2005
Mel Dick	225	4/30/2006
Karen Reed	225	4/30/2006
Duane A. Huesers	150	2/28/2007
Twelve non-executive employees	150	10/1/2005
	525	4/30/2006
	355	7/29/2006
	75	2/28/2007

	$3,430

Authorized subsequent to January 31, 2004:
Three non-executive employees	$525	5/5/2007

(1)
The amounts will be paid contingent upon (a) continued employment by the employee through the date of payment, (b) the Company's achievement of earnings equal to at least two-thirds of its plan for the prior fiscal year and (c) a satisfactory performance evaluation for the employee.

Stock Options

        The following table contains information concerning stock options granted to the Named Executive Officers during the fiscal year ended January 31, 2004. All grants were made under the Company's 1996 Stock Option/Stock Issuance Plan. No stock appreciation rights ("SAR") were granted to the Named Executive Officers during the fiscal year ended Janaury 31, 2004.

	Individual Grants
								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Number of securities underlying options/SAR granted #		% of total options/SAR granted to employees in fiscal year (%)
					Exercise or base price ($/share)(1)	Market price on date of grant ($)
Name							Expiration Date
								5% ($)	10% ($)
Dennis Pence	—		0.0%		—	—	—	—	—
Georgia Shonk-Simmons	—		0.0%		—	—	—	—	—
Dan Griesemer	37,500 15,000	(3)(4) (3)(4)	14.6 5.8	% %	$6.50 9.73	$6.50 9.73	4/30/2013 9/30/2013	$153,293 91,787	$388,475 232,607
Karen Reed	—		0.0%		—	—	—	—	—
Melvin Dick	37,500	(3)(4)	14.6%		6.50	6.50	4/30/2013	153,293	388,475

(1)
The exercise price may be paid in cash or in shares of the Company's Common Stock valued at fair market value on the exercise date. Alternatively, the option may be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price.

(2)
Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based upon assumed rates of share price appreciation set by the Securities and Exchange Commission of five percent and ten percent compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, are dependent on the performance of the Common Stock and the date on which the option is exercised. There can be no assurance that the amounts reflected will be achieved.

(3)
The option becomes exercisable for 20% of the shares upon the optionee's completion of each of the five years of service measured from the grant date.

(4)
The option will become exercisable on an accelerated basis upon liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities, unless the option is assumed by the surviving entity. In addition, the vesting of the option is accelerated in the event the optionee's service is terminated by reason of death or disability.

Option Exercises and Holdings

        The following table provides information with respect to the Named Executive Officers concerning exercises of options/SARs during fiscal 2003 and unexercised options/SARs held as of January 31, 2004. No SARs were exercised by any Named Executive Officer in fiscal 2003 and no SARs were held by any Named Executive Officer at the end of fiscal 2003.

        Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

			Number of securities underlying unexercised options at fiscal year end (#)		Value of unexercised in-the-money options at fiscal year end ($)(1)
Name	Shares acquired on exercise (#)	Value realized ($)(2)
			Exercisable	Unexerciseable	Exercisable	Unexerciseable
Dennis Pence	—	—	—	—	—	—
Georgia Shonk-Simmons	—	—	238,500	42,750	$1,898,145	$318,442
Dan Griesemer	—	—	22,500	86,250	131,175	572,513
Karen Reed	97,916	$462,655	11,250	—	104,063	—
Melvin Dick	—	—	11,250	82,500	42,075	471,300

(1)
Based upon the market price of $14.58 per share on January 31, 2004, determined on the basis of the closing selling price per share of the Company's Common Stock on the Nasdaq National Market on that date, less the option exercise price payable per share.

(2)
Based upon the market price of the purchased shares on the exercise date less the exercise price paid per share.

Compensation Committee Report on Executive Compensation

        The Board's Compensation Committee is comprised solely of non-employee, independent directors. Since July 14, 2002, the Compensation Committee has consisted of James R. Alexander, Michelle Collins and Curt Hecker (Chairman). From July 15, 2001 to July 13, 2002, the Compensation Committee consisted of Michelle Collins, Curt Hecker (Chairman) and Duncan Highsmith. The Compensation Committee met three times during the fiscal year ended January 31, 2004.

        The Compensation Committee is responsible for evaluating the performance of the Chief Executive Officer ("CEO") and determining the salaries, bonuses and deferred compensation of the CEO and the Company's other executive officers. The Compensation Committee also has the sole and exclusive authority to grant stock options to the Company's executive officers under the 1996 Stock Option/Stock Issuance Plan.

        The policies of the Compensation Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of shareholder value. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, bonus, deferred compensation and stock options.

        The Compensation Committee determines the base salaries for executive officers based upon a review of salary surveys for comparable positions in similar companies. The Compensation Committee may further adjust the salary of an executive officer based upon the Company's overall financial or other performance during the previous year, the executive officer's responsibilities and relative position within the Company during the previous year, including any changes therein, and the executive officer's performance against the objectives established for his or her area of responsibility during the previous year.

        Under the Company's incentive bonus plan, executive officers may receive a component of their compensation in bonus payments, based on the Compensation Committee's evaluation of the individual's performance and overall corporate performance against financial and other goals. Further, the Compensation Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing shareholder value.

        In awarding stock options, the Compensation Committee considers a number of factors, including an executive officer's responsibilities and relative position within the Company, including any changes therein, the individual performance of the executive officer, the executive officer's existing equity interest in the Company, including stock options held, the extent to which any stock options held remain unvested, and the total number of stock options to be awarded.

  Compensation of CEO

        The Compensation Committee uses the same procedures described above for other executive officers in setting the annual salary, bonus, deferred compensation and stock options for the Company's CEO. The Compensation Committee determines the CEO's salary based on factors such as the Company's achievement of operational and financial goals and on comparisons of CEO compensation in similar companies. The CEO is entitled to an annual bonus dependent upon the Company achieving its corporate goals and the Compensation Committee's evaluation of the CEO's performance.

  Compliance with Internal Revenue Code Section 162(m).

        Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the fiscal year ended January 31, 2004 did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for the fiscal year ending January 29, 2005 will exceed that limit. The Company's 1996 Stock Option/Stock Issuance Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date that is granted by a committee comprised solely of "outside directors" will qualify as performance-based compensation which will not be subject to the $1 million limitation. The Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

        It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term.

FROM THE MEMBERS OF THE COMPENSATION COMMITTEE

James R. Alexander
Michelle Collins
Curt Hecker

PERFORMANCE GRAPH

        The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Common Stock (NASDAQ:CWTR), assuming dividend reinvestment, compared with the cumulative total return, assuming dividend reinvestment, of the Nasdaq Composite Index and the industry peer group indicated below, during the period from February 28, 1999 through January 31, 2004.

Comparison of Five Year Cumulative Total Return*

	2/28/99	8/31/99	2/27/00	8/31/00	3/4/01	8/31/01	3/3/02	8/31/02	2/1/03	7/31/03	1/31/04
COLDWATER CREEK INC.	$100.00	$175.16	$185.09	$318.01	$185.09	$249.24	$156.12	$150.86	$184.09	$238.50	$325.98
NASDAQ STOCK MARKET (U.S.)	$100.00	$126.39	$208.38	$202.12	$107.16	$90.00	$65.17	$70.45	$62.85	$75.19	$90.72
PEER GROUP	$100.00	$79.91	$58.22	$81.99	$90.53	$94.83	$117.75	$100.74	$86.94	$114.72	$165.91

*
$100 invested on February 28, 1999 in stock or index including reinvestment of dividends. For the fiscal years ended February 27, 2000, March 4, 2000, March 3, 2002, February 1, 2003 and January 31, 2004.

Peer Group:	Chicos Inc. (NASDAQ:CHS) Nordstrom, Inc. (NASDAQ:JWN) The J. Jill Group, Inc. (NASDAQ: JILL) Ann Taylor Stores Corp. (NASDAQ:ANN) Talbots, Inc. (NASDAQ:TLB)

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

Audit Committee Report on the Fiscal Year Ended January 31, 2004

        The information contained in this report shall not be deemed to be soliciting material or filed with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

        The Board's Audit Committee (the "Committee") is comprised solely of independent directors, as defined by the rules of The Nasdaq Stock Market. Since July 15, 2000, the Committee has consisted of James R. Alexander, Curt Hecker and Robert H. McCall (Chairman). On November 9, 2002, Michelle Collins joined the Committee. On April 7, 2004, Warren R. Hashagen joined the Committee. The Committee met seven times during the fiscal year ended January 31, 2004.

        The Committee is governed by a written charter adopted and approved by the Board, a copy of which is attached as Appendix A to this Proxy Statement. The Committee reviews the charter and assesses its adequacy annually. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants for the fiscal year ended January 31, 2004, KPMG LLP, were responsible for performing an independent audit of the Company's consolidated financial statements for the fiscal year ended January 31, 2004 in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The independent public accountants, as well as the Company's internal auditor, have full access to the Committee and regularly meet with the Committee without management being present to discuss appropriate matters.

        Based on the Committee's review of the audited consolidated financial statements, its discussion with management regarding the audited consolidated financial statements, its receipt from KPMG LLP of written disclosures and the letter required by Independence Standards Board Standard No. 1, its discussions with KPMG LLP regarding its independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards 61, as amended, and other matters, the Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended January 31, 2004 be included in the Company's Annual Report on Form 10-K for such fiscal year.

FROM THE MEMBERS OF THE AUDIT COMMITTEE
James R. Alexander
Michelle Collins
Curt Hecker
Robert H. McCall

BOARD AND COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Other than that disclosed immediately hereafter, no current executive officer of the Company has ever served as a member of the board of directors, or any committee thereof, of any other entity that has or has had one or more executive officers serving as a member of the Company's Board, or any committee thereof. Since April 2002, Mr. Pence has served on the board of directors of publicly held Intermountain Community Bancorp, and its wholly-owned subsidiary, Panhandle State Bank. Mr. Hecker, a member of the Company's Board, Chairman of its Compensation Committee and a

member of its Executive Committee, Audit Committee and Nominating Committee, serves as President, Chief Executive Officer and a Board member of Intermountain Community Bancorp and as Chief Executive Officer and a Board member of Panhandle State Bank.

        Since November 9, 2002, the Compensation Committee has consisted of James R. Alexander, Michelle Collins and Curt Hecker (Chairman). From July 15, 2001 to July 13, 2002, the Compensation Committee consisted of Michelle Collins, Curt Hecker (Chairman) and Duncan Highsmith. None of the individuals serving on the Compensation Committee during fiscal year 2003 was an officer or employee of the Company during fiscal year 2003, was an officer of the Company prior to fiscal year 2003 or had any relationship required to be disclosed by the rules of the SEC under the "Certain Relationships and Related Transactions" heading below.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Dennis Pence, who is a principal stockholder, director and officer of the Company, and Ann Pence, who is a principal stockholder and director of the Company, personally participate in a jet timeshare program through two entities they own. Mr. Pence and Ms. Pence have not assessed the Company for any portion of the costs incurred by them in connection with the capital equipment component of the program. The entities owned by Mr. Pence and Ms. Pence are reimbursed by the Company for the actual hourly usage charges, a usage-based pro rata share of the actual monthly maintenance fees and a usage-based pro rata portion of the actual financing costs of the timeshare rights in connection with flights by company employees and directors exclusively for official corporate business. These reimbursements totaled approximately $850,000 during the fiscal year ended January 31, 2004. The Company believes that the above reimbursements are comparable to the amounts it would have incurred had the Company chartered comparable aircraft from an unrelated third party.

        On June 14, 2003, the Company's Board of Directors approved a charitable contribution of $100,000 to the Morning Light Foundation, Inc, a not-for-profit chartible organization. Dennis Pence, the Company's Chairman and Chief Executive Officer, is the founder and a Board member of the Morning Light Foundation, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for fiscal year 2003 with all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten-percent beneficial owners.

ANNUAL REPORT

        The Annual Report of the Company for the fiscal year ended January 31, 2004 has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. In compliance with Rule 14a-3 promulgated under the Securities Exchange Act of 1934, the Company hereby undertakes to provide without charge to each person upon written request, a copy of the Company's Annual Report on Form 10-K, including the financial statements thereto. Requests for such copies should be directed to Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Investor Relations. Copies of the Company's various SEC reports, including its Annual Report on Form 10-K, are available for immediate retrieval from the SEC's web site (www.sec.gov).

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of KPMG LLP has served as independent public accountants for the Company since the beginning of fiscal 2002. The Audit Committee has appointed KPMG LLP to serve in the same capacity for the fiscal year ending January 29, 2005 and is asking stockholders to ratify the selection of KPMG LLP by the Audit Committee as independent public accountants. The affirmative vote of a majority of the shares present and voting at the meeting is required to ratify the selection of KPMG LLP. In the event that stockholders fail to ratify the selection of KPMG LLP, the Audit Committee would reconsider such selection.

        Representatives of KPMG LLP are expected to attend the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

        The Company's Board recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending January 29, 2005.

AUDIT AND NON-AUDIT FEES

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for the years ended January 31, 2004 and February 1, 2003, and fees billed by KPMG LLP during those periods.

	Fiscal 2003	Fiscal 2002
Audit Fees	$430,788	$275,000
Audit Related Fees(1)	18,000	20,000
Tax Fees(2)	271,833	82,995

Total Fees	$720,621	$377,995

(1)
Audit Related Fees represent fees billed for audits and other services related to the Company's employee benefit plans.

(2)
Tax Fees represent fees billed for professional services for tax structuring and compliance (including federal, state and local) and include approximately $72,000 in fees for services rendered during fiscal 2002 and billed and paid in fiscal 2003.

        The Audit Committee has considered whether the performance of the above noted services is compatible with maintaining the auditor's independence and has determined that the performance of such services has not adversely affected the auditor's independence

        The Audit Committee approves in advance all audit, review or attest engagements and any non-audit services (to the extent permitted under applicable law) and the audit fees and all other compensation to be paid to the independent auditors. The Chairman of the Audit Committee has been authorized to pre-approve non-audit related services performed by the Company's independent auditors provided that the Chairman notify the Audit Committee of any non-audit related services approved under this authority at its next meeting. The Audit Committee may also adopt pre-approval policies and procedures that are detailed as to the particular service.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

        It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

Dennis C. Pence Chairman of the Board of Directors and Secretary

May 10, 2004
Sandpoint, Idaho

Appendix A

COLDWATER CREEK INC.
Charter of the Audit Committee of the Board of Directors
Revised December 6, 2003

I.     Audit Committee Purpose

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee shall strive to set the "tone at the top" for quality financial reporting and sound internal controls. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Review and monitor the independence of the Company's independent auditors.

  •
  Oversee the audit of the Company's financial statements.

  •
  Monitor the performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

  •
  Make regular reports to the Board concerning Audit Committee activities.

        While the Audit Committee has the responsibilities and duties set forth in this Charter, it is not the responsibility of the Audit Committee to plan and conduct the audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Audit Committee's responsibility in this regard is one of oversight and review.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.    Audit Committee Composition and Meetings

        The Audit Committee will be comprised of three or more directors as determined by the Board. The members of the Audit Committee will meet the independence requirements of the Securities and Exchange Commission and the Nasdaq National Market with allowed exceptions (as determined by the Board). The members of the Audit Committee will meet the experience and financial literacy requirements of the Nasdaq National Market. Members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise as required by the listing standards of the Nasdaq National Market and applicable law.

        Audit Committee members and the Audit Committee Chair shall be appointed annually by the Board at which time the Board shall reassess the independence and financial expertise of the members to be appointed to the Audit Committee for the following year.

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve the agenda for each meeting. The Audit Committee will meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. The Audit Committee shall encourage executive sessions at each of its meetings in order to assist in providing a regular forum for candid discussion. In addition, the Audit Committee will communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission (SEC) regulations.

  2.
  Review the Company's annual audited financial statements prior to filing or public disclosure. Review should include discussion with management and independent auditors of significant issues or disagreements regarding accounting principles, practices, and judgments, including critical accounting policies, alternative accounting treatments under GAAP (including the ramifications of such alternative treatments and the treatment preferred by the auditors), and review all management letters and other material written communication between the auditors and management.

  3.
  In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review the significant findings prepared by the independent auditors and the internal auditing department together with managements' responses, including the status of previous recommendations.

  4.
  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards (SAS) 61 as amended by SAS 90.

  5.
  Review the Company's stock exchange certification and proxy statement disclosures related to the audit committee.

  Independent Auditors

  1.
  The independent auditors shall report directly to the Audit Committee. The Audit Committee shall review annually the independence of the auditors, and shall have sole authority for the evaluation, appointment, funding, oversight (including resolution of any disagreements between management and the independent auditors regarding financial reporting) and, when circumstances warrant, the discharge of the independent auditors.

  2.
  The Audit Committee shall approve in advance all audit, review or attest engagements and any non-audit services (to the extent permitted under applicable law) and the audit fees and all other compensation to be paid to the independent auditors. The following non-audit services are not to be provided by the independent auditors: (1) bookkeeping or other services related to the accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser or investment banking services; (9) legal services; or (10) expert services unrelated to the audit. The Audit Committee may adopt pre-approval policies and procedures that are detailed as to the particular service or delegate pre-approval responsibility to a member of the Audit Committee. The Audit Committee shall be promptly informed of all services approved pursuant to any pre-approval policies and procedures or by a member delegated with pre-approval authority.

  3.
  On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence and obtain a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1.

  4.
  Review the independent auditors audit plan and engagement letter—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  5.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with American Institute of Certified Public Accountants (AICPA) SAS 61 as amended by SAS 90.

  6.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

  Internal Audit Department and Legal Compliance

  1.
  Review the budget, plan, changes in plan, activities, organizational structure, independence and authority of its reporting obligations, and qualifications of the internal audit department, as needed.

  2.
  Review the appointment, performance, and, if necessary, replacement of the senior internal audit executive.

  3.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  4.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, or regulatory noncompliance that occurs at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

  Other Audit Committee Responsibilities

  1.
  Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

  2.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  3.
  Review financial and accounting human resources and succession planning within the Company.

  4.
  Establish procedures for the confidential submission, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. These procedures must allow for the confidential, anonymous submission of complaints by employees regarding any questionable accounting or auditing matter.

  5.
  Perform any other activities consistent with the Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

  6.
  Review and approve any related party transactions in which the Company's officers or directors have an interest and that are required to be disclosed by the Company in SEC filings pursuant to the rules and regulations of the SEC.

****

PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

COLDWATER CREEK INC.

        The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 12, 2004 and the Proxy Statement and appoints Dennis C. Pence and Melvin Dick, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Coldwater Creek Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held June 12, 2004 at 9:30 a.m. local time and at any adjournment or postponement thereof.

(Continued and to be marked, dated and signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

Mark here for Address Change or Comments ☐
 PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote FOR proposals Nos. 1 and 2. This Proxy, when properly executed, will be voted as specified hereon. This Proxy will be voted FOR proposals Nos. 1 and 2 if no specification is made.

		FOR	WITHHOLD AUTHORITY
ITEM 1.	Election of Class II Director:	☐	☐
Nominee: 01 James R. Alexander
		FOR	AGAINST	ABSTAIN
ITEM 2.	To ratify the appointment of KPMG LLP as independent public accountants of the Company for the fiscal year ending January 29, 2005.	☐	☐	☐

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature	Signature	Date

NOTE: Please complete, sign and date this proxy and return promptly in the enclosed envelope.

/*\ FOLD AND DETACH HERE /*\

QuickLinks

COLDWATER CREEK INC. One Coldwater Creek Drive Sandpoint, Idaho 83864
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held June 12, 2004
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS OF COLDWATER CREEK INC. To Be Held June 12, 2004
Summary Compensation Table
PERFORMANCE GRAPH
Comparison of Five Year Cumulative Total Return
COLDWATER CREEK INC. Charter of the Audit Committee of the Board of Directors Revised December 6, 2003
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 12, 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COLDWATER CREEK INC.